                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement          [ ]  Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        American Homestar Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]  No fee required.

   [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1)  Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------

   (2)  Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        -----------------------------------------------------------------------

   (4)  Proposed maximum aggregate value of transaction:

        -----------------------------------------------------------------------

   (5)  Total fee paid:

        -----------------------------------------------------------------------

   [ ]  Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

   (1)  Amount Previously Paid:

        -----------------------------------------------------------------------

   (2)  Form, Schedule or Registration Statement No.:

        -----------------------------------------------------------------------

   (3)  Filing Party:

        -----------------------------------------------------------------------

   (4)  Date Filed:

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

                         AMERICAN HOMESTAR CORPORATION
                     2450 SOUTH SHORE BOULEVARD, SUITE 300
                            LEAGUE CITY, TEXAS 77573

                                  May   , 1998

Dear Shareholder:

     You are cordially invited to attend a Special Meeting of Shareholders of American Homestar Corporation (the "Company") to be held at the offices of Jackson Walker L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202, Thursday, June 18, 1998 at 10:30 a.m. local time. The attached Notice of Special Meeting and Proxy Statement fully describe the formal business to be transacted at the Meeting, which includes the proposed amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of the Company's common stock, par value $.05 per share, from 20,000,000 shares to 50,000,000 shares (the "Increase").

     The Company's Board of Directors believes that a favorable vote for the Increase is in the best interests of the Company and its shareholders and unanimously recommends a vote "FOR" the approval of the Increase. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

     Please sign, date and return the enclosed Proxy without delay. If you attend the Meeting, you may vote in person even if you have previously mailed a Proxy.

                                           Sincerely,

                                           Finis F. Teeter
                                           Chairman of the Board

                         AMERICAN HOMESTAR CORPORATION
                     2450 SOUTH SHORE BOULEVARD, SUITE 300
                            LEAGUE CITY, TEXAS 77573

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 18, 1998

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of American Homestar Corporation, a Texas corporation (the "Company"), will be held at the offices of Jackson Walker L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202 on Thursday, June 18, 1998 at 10:30 a.m. local time. A Proxy and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of amending the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 50,000,000.

     The close of business on May 12, 1998, has been fixed as the record date for determining shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof. For a period of at least ten days prior to the Meeting, a complete list of shareholders entitled to vote at the Meeting will be open to the examination of any shareholder during ordinary business hours at the principal executive offices of the Company at 2450 South Shore Boulevard, Suite 300, League City, Texas 77573.

     Information concerning the matters to be acted upon at the Meeting is set forth in the accompanying Proxy Statement.

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                           By Order of the Board of Directors

                                           Craig A. Reynolds
                                           Secretary

Houston, Texas
May   , 1998

                         AMERICAN HOMESTAR CORPORATION
                     2450 SOUTH SHORE BOULEVARD, SUITE 300
                            LEAGUE CITY, TEXAS 77573

                              PROXY STATEMENT FOR
                        SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 18, 1998

     This Proxy Statement is being first mailed on or about May   , 1998, to
shareholders of American Homestar Corporation, a Texas corporation (the "Company"), by the Board of Directors to solicit proxies (the "Proxies") for use at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of Jackson Walker L.L.P. on Thursday, June 18, 1998, at 10:30 a.m., local time, or at such other time and place to which the Meeting may be adjourned.

     The purpose of the Meeting is to consider and act upon the approval of an amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of common stock of the Company, par value $.05 per share (the "Common Sock"), from 20,000,000 shares to 50,000,000 shares (the "Increase").

     All shares represented by valid Proxies, unless the shareholder otherwise specifies, will be voted FOR the approval of the Increase.

     Where a shareholder has appropriately specified how a Proxy is to be voted, it will be voted accordingly. Any shareholder executing a Proxy retains the right to revoke it at any time prior to exercise at the Meeting. A Proxy may be revoked by delivery of written notice to the Secretary of the Company, by execution and delivery of a later Proxy or by voting in person at the Meeting.

     There are no rights of appraisal or similar rights of dissenters with respect to the above proposal to be acted upon at the Meeting.

                       RECORD DATE AND VOTING SECURITIES

     The record date for determining the shareholders entitled to vote at the Meeting was the close of business on May 12, 1998 (the "Record Date"), at which time the Company had issued and outstanding 17,274,667 shares of Common Stock. The shares of Common Stock constitute the only outstanding voting securities of the Company entitled to be voted at the Meeting.

                               QUORUM AND VOTING

     The presence at the Meeting, in person or by Proxy, of the holders of a majority of the issued and outstanding shares of Common Stock is necessary to constitute a quorum. Each share of Common Stock represented at the Meeting in person or by proxy will be counted toward a quorum. In deciding all questions and other matters, a holder of Common Stock on the Record Date will be entitled to cast one vote for each share of Common Stock registered in such holder's name.

     Approval of the Increase requires the affirmative vote of two-thirds of the shares of Common Stock outstanding and entitled to vote thereon. Abstentions on such proposal may be specified and will have the same effect as a vote against such proposal.

     The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), if any, as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter requiring discretionary voting, broker non-votes will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters). Brokers or nominees have discretionary power to vote on Proposal No. 1.

                                 PROPOSAL NO. 1
          INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

     The Board of Directors has unanimously approved, subject to approval by the shareholders of the Company, a proposal to amend the Company's Restated Articles of Incorporation to increase the number of shares of Common Stock authorized and available for issuance from 20,000,000 to 50,000,000.

     The Board of Directors believes that this amendment would benefit the Company by providing greater flexibility to facilitate the Company's on-going acquisition strategy, to provide stock-related employee benefits, to effect stock splits of the outstanding Common Stock andto provide flexibility for raising additional capital to fund the Company's growth strategy and other general corporate needs. The Company has recently been exploring alternative methods of raising additional capital, including public or private offerings of equity and debt securities, and may pursue such alternatives if market conditions are appropriate. The Company has a history of stock splits since its initial public offering in July 1994 including a 5 for 4 stock split in January 1996; a 5 for 4 stock split in February 1997; and a 3 for 2 stock split in October 1997. If the Increase is approved at the Meeting, generally, no shareholder approval would be necessary for the issuance of all or any portion of the additional shares of Common Stock unless required by law or any rule or regulations to which the Company is subject.

     Depending upon the consideration per share received by the Company for any subsequent issuance of Common Stock, such issuance could have a dilutive effect on those shareholders who paid a higher consideration per share for their stock. Also, future issuances will increase the number of outstanding shares of Common Stock, thereby decreasing the percentage ownership in the Company (for voting, distributions and all other purposes) represented by existing shares of Common Stock. The availability for issuance of the additional shares of Common Stock and any issuance thereof, or both, may be viewed as having the effect of discouraging an unsolicited attempt by another person or entity to acquire control of the Company. The Company is not aware of any person or entity who is seeking to acquire control of the Company. Holders of Common Stock do not have any preemptive rights to acquire any additional securities issued by the Company.

     As of the Record Date, 17,274,667 shares of Common Stock were issued and outstanding and 2,361,091 shares of Common Stock were reserved for issuance pursuant to stock option or stock bonus plans or agreements. Accordingly, only an additional 391,242 unreserved shares of Common Stock are available for issuance under the Restated Articles of Incorporation. If the proposed amendment is not adopted, it would be necessary to convene a special meeting of shareholders before the Company could consummate any transaction in which the number of shares of Common Stock that would be issued, together with all other new issuances of Common Stock after the Record Date, would exceed 391,242 shares. This could potentially add to the costs of a proposed transaction and the added time necessary to prepare for and hold a shareholders' meeting could serve as a disincentive for third parties otherwise interested in making an investment in, or entering into other transactions with, the Company. It is for these and similar reasons that companies have authorized and unissued shares available for issuance.

VOTE REQUIRED

     Adoption of the proposal to increase the number of authorized shares of Common Stock requires the affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock on the Record Date. If approved by the shareholders, the increase in the number of authorized shares will become effective upon the filing with the Secretary of the State of Texas of an amendment to the Restated Articles of Incorporation setting forth such increase. Unless otherwise instructed, it is the intent of the persons named in the Proxy to vote all Proxies "FOR" the adoption of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK TO 50,000,000.

                PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

     The following table sets forth information as of May 12, 1998, regarding the beneficial ownership of Common Stock of the Company by (i) each person as a group known by the Company to beneficially own 5% or more of the outstanding shares of Common Stock, (ii) each director and nominee for director of the Company, (iii) the Company's named executive officers and (iv) the directors and executive officers of the Company as a group. The persons named in the table have sole voting and investment power with respect to all shares of capital stock owned by them, unless otherwise noted.

                                                    AMOUNT AND NATURE OF
        NAME OF BENEFICIAL OWNER OR GROUP           BENEFICIAL OWNERSHIP   PERCENT OF CLASS
        ---------------------------------           --------------------   ----------------
Finis F. Teeter(1)(2).............................       2,485,344              14.25%
Laurence A. Dawson, Jr.(1)(3).....................       2,244,532              12.87%
Craig A. Reynolds(4)..............................         119,376                   *
Charles N. Carney, Jr.(4).........................         246,209               1.42%
Jackie H. Holland(5)..............................          67,573                   *
Ronald McCaslin...................................          75,000                   *
William O. Hunt(6)................................          45,707                   *
Jack L. McDonald(6)...............................          31,644                   *
Dale V. Kesler(7).................................           5,000                   *
William C. Morris(8)..............................       1,104,237               6.39%
Directors and executive officers as a group (9
  persons)........................................       5,320,385              29.99%

---------------

 *  Less than 1%.

(1) The address of Finis F. Teeter is 2450 South Shore Boulevard, Suite 300, Texas 77573. The address of Laurence A. Dawson, Jr. is 2221 East Lamar Boulevard, Suite 790, Arlington, Texas 76006.

(2) Mr. Teeter's shares include 1,557,717 shares that are owned by Teeter Investments, Ltd., a limited partnership in which Mr. Teeter is the managing general partner, and 145,308 shares that are owned by the Teeter 1992 Trust, of which Mr. Teeter is trustee. Includes 166,398 shares that are purchasable pursuant to options immediately exercisable or exercisable within 60 days.

(3) Mr. Dawson's shares include 1,392,188 shares that are owned by Dawson Adventures, Ltd. ("DAL"), a limited partnership in which Mr. Dawson is the managing general partner. Mr. Dawson has the sole power to dispose of all of such shares but, pursuant to the terms of the DAL partnership agreement, Mr. Dawson currently has the power to vote only 263,124 of such shares. In addition, the beneficial ownership figure for Mr. Dawson includes 459,177 shares that are owned jointly with Mrs. Dawson. Mrs. Dawson is deemed to beneficially own 263,124 shares that are owned by DAL by virtue of the fact that she has the right to vote such shares pursuant to the partnership agreement; however, she does not currently have the power to dispose of such shares. Includes 166,398 shares that are purchasable pursuant to options immediately exercisable or exercisable within 60 days.

(4) Includes 21,094 shares that are purchasable pursuant to options immediately exercisable or exercisable within 60 days.

(5) Includes 22,501 shares that are purchasable pursuant to options immediately exercisable or exercisable within 60 days.

(6) Includes 31,644 shares that are purchasable pursuant to options immediately exercisable or exercisable within 60 days.

(7) All such shares are purchasable pursuant to options immediately exercisable or exercisable within 60 days.

(8) Pursuant to Schedule 13G, William C. Morris was the beneficial owner of 1,104,237 shares at December 31, 1997, of which it has shared power to vote or direct the vote with J. & W. Seligman & Co. Incorporated of which Mr. Morris owns the majority of the outstanding voting securities. The address of Mr. Morris is 100 Park Avenue, 8th Floor, New York, New York 10017.

                             SHAREHOLDER PROPOSALS

     Shareholders may submit proposals on matters appropriate for shareholder action at subsequent annual meetings of the Company consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be considered for inclusion in the Proxy Statement and Proxy relating to the Company's 1998 Annual Meeting of Shareholders, such proposals must have been received by the Company not later than April 30, 1998. Such proposals should have been directed to American Homestar Corporation, 2450 South Shore Boulevard, Suite 300, League City, Texas 77573, Attention: Secretary.

                                 OTHER BUSINESS

     The Board of Directors knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournment thereof, it is the intention of the persons named in the accompanying Proxy to vote on such matters in accordance with their best judgment in the interest of the Company.

                                 MISCELLANEOUS

     All costs incurred in the solicitation of Proxies will be borne by the Company. In addition to solicitation by mail, officers and employees of the Company may solicit Proxies by telephone, telegraph or personally, without additional compensation. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of Common Stock held of record by such persons, and the Company may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith.

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, BUT NOT INCLUDING EXHIBITS, WILL BE FURNISHED AT NO CHARGE TO EACH PERSON TO WHOM A PROXY STATEMENT IS DELIVERED UPON THE WRITTEN REQUEST OF SUCH PERSON ADDRESSED TO AMERICAN HOMESTAR CORPORATION, ATTN: CRAIG A. REYNOLDS, SECRETARY, 2450 SOUTH SHORE BOULEVARD, SUITE 300, LEAGUE CITY, TEXAS 77573.

                                            By Order of the Board of Directors

                                            Craig A. Reynolds
                                            Secretary

Houston, Texas
May   , 1998

                             AMERICAN HOMESTAR CORPORATION
                        PROXY - SPECIAL MEETING OF SHAREHOLDERS

  P             The undersigned hereby appoints Laurence A. Dawson, Jr. and
        Craig A. Reynolds, each with power to act without the other and with
  R full power of substitution, as Proxies to represent and to vote, as designated on the reverse side, all stock of American Homestar
  O Corporation owned by the undersigned at the Special Meeting of Shareholders or any adjournments thereof to be held at the offices of
  X Jackson Walker L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202, on Thursday, June 18, 1998, at 10:30 a.m., local time, upon
  Y     the matters set forth on the reverse side.

                THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR the amendment to the Company's Restated Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 shares to 50,000,000 shares.


                              (Continued on reverse side)

                                  FOLD AND DETACH HERE

                          (CONTINUED FROM OTHER SIDE)           PLEASE MARK  [X]
                                                               YOUR VOTE AS
                                                               INDICATED IN
                                                               THIS EXAMPLE

Election as Directors of the eight nominees listed below (except as indicated to the contrary below):


Approval of the Amendment to the
Company's Restated Articles of
Incorporation to increase the
authorized shares of Common Stock
from 20,000,000 to 50,000,000.

     FOR        AGAINST       ABSTAIN

     [ ]          [ ]           [ ]



                                                                                     Dated: ______________________________, 1998

                                                                                      ______________________________________________
                                                                                                       Signature

                                                                                      ______________________________________________
                                                                                                (Signature if held jointly)

                                                                                      Please date, sign exactly as shown hereon and
                                                                                      mail promptly this proxy in the enclosed
                                                                                      envelope. When there is more than one owner,
                                                                                      each should sign. When signing as an attorney,
                                                                                      administrator, executor, guardian or trustee,
                                                                                      please add your title as such. If executed by
                                                                                      a corporation, this proxy should be signed by
                                                                                      by a duly authorized officer. If executed by
                                                                                      a partnership, please sign in the partnership
                                                                                      name by an authorized person.

                                                                                      This proxy may be revoked prior to the
                                                                                      exercise of the powers conferred by the proxy.

                                                                                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                                                                                      OF DIRECTORS.

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                                                      --FOLD AND DETACH HERE--